EXHIBIT 10.15
FIRST AMENDMENT
to
PROPERTY MANAGEMENT AND SERVICING AGREEMENT

This FIRST AMENDMENT to PROPERTY MANAGEMENT AND SERVICING AGREEMENT (this "Amendment"), is entered into as of February 3, 2020 among AFN ABSPROP001, LLC, AFN ABSPROP001-A, LLC and AFN ABSPROP001-B, LLC, each as an issuer (each, an "Issuer" and collectively, the "Issuers"), AMERICAN FINANCE PROPERTIES, LLC, as property manager and special servicer (together with its successors in such capacities, the "Property Manager" and "Special Servicer," respectively), CITIBANK, N.A., not individually but solely as indenture trustee (together with its successors in such capacity, the "Indenture Trustee") and KEYBANK NATIONAL ASSOCIATION, as back-up manager (together with its successors in such capacity, the "Back-Up Manager") under the Property Management Agreement (as defined below), recites and provides as follows:
    WHEREAS, the parties hereto have entered into that certain Property Management and Servicing Agreement, dated as May 30, 2019 (the "Property Management Agreement");
WHEREAS, pursuant to Section 9.01 of the Property Management Agreement and Section 8.01(2) of that certain Master Indenture, dated as of May 30, 2019 among the Issuers and the Indenture Trustee (as amended from time to time, the "Indenture"), the parties to the Property Management Agreement can amend the Property Management Agreement to correct or supplement any provisions therein which may be defective or inconsistent with any other provisions therein;
WHEREAS, the parties hereto desire to amend the Property Management Agreement pursuant to Section 9.01 of the Property Management Agreement and Section 8.01(2) of the Indenture;
WHEREAS, the conditions set forth for entry into an amendment of the Property Management Agreement pursuant to Sections 8.01 and 8.05 of the Indenture and Section 9.01 of the Property Management Agreement have been satisfied.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:
1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the respective meanings attributed thereto in, or by reference in, the Property Management Agreement.
2.Amendment to the Property Management Agreement. Clause (B) of Section 4.01(d)(ii) of the Property Management Agreement is hereby amended and modified by deleting "AF Properties'" and inserting "the Support Provider's" in lieu thereof.

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3.Effect on the Property Management Agreement. The Property Management Agreement (except as specifically amended herein) is hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its terms. References in any other document or agreement to the Property Management Agreement shall be deemed to refer to the Property Management Agreement as amended hereby.
4.Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.
5.Concerning the Indenture Trustee. The recitals contained in this Amendment shall be taken as the statements of the Issuers, and the Indenture Trustee assumes no responsibility for their correctness. Except as provided in the Property Management Agreement, the Indenture Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture and the Property Management Agreement relating to the conduct of or affecting the liability of or affording protection to the Indenture Trustee.
6.Direction to the Indenture Trustee. The Issuers hereby direct the Indenture Trustee to execute this Amendment and acknowledges and agrees that the Indenture Trustee will be fully protected in relying upon the foregoing direction.
7.Effective Date. This Amendment shall become effective as of the date first set forth above.
8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.
AMERICAN FINANCE PROPERTIES, LLC, as
Property Manager and Special Servicer

By:    /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

AFN ABSPROP001, LLC, a Delaware limited liability company, as an Issuer

By:  American Finance Operating Partnership, L.P., a Delaware limited partnership, its sole member

By: American Finance Trust, Inc., a Maryland corporation, its general partner

By:_/s/Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

AFN ABSPROP001-A, LLC, a Delaware limited liability company, as an Issuer

By:  American Finance Operating Partnership, L.P., a Delaware limited partnership, its sole member

By: American Finance Trust, Inc., a Maryland corporation, its general partner

By: _/s/ Michael Anderson__
Name: Michael Anderson
Title: Authorized Signatory

AFN ABSPROP001-B, LLC, a Delaware limited liability company, as an Issuer

By:  American Finance Operating Partnership, L.P., a Delaware limited partnership, its sole member

By: American Finance Trust, Inc., a Maryland corporation, its general partner

By: _/s/Michael Anderson
Name: Michael Anderson

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Title: Authorized Signatory

CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:    /s/ James Polcari    Name: James Polcari
Title: Senior Trust Officer

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KEYBANK NATIONAL ASSOCIATION,
as Back-Up Manager
By:_/s/Craig Younggren__
Name: Craig Younggren
Title: Senior Vice President

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